UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On April 19, 2013, Starwood Property Trust, Inc., a Maryland corporation (the “Company”), completed the acquisition (the “Acquisition”) of all the outstanding equity interests of LNR Property LLC, a Delaware limited liability company (“LNR”), from Aozora Investments LLC, a Delaware limited liability company (“Aozora”), CBR I LLC, a Delaware limited liability company (“Cerberus”), iStar Marlin LLC, a Delaware limited liability company (“iStar”), Opps VIIb LProp, L.P., a Delaware limited partnership (“Oaktree”), and VNO LNR Holdco LLC (“Vornado”, and, together with Aozora, Cerberus, iStar and Oaktree, collectively, the “Sellers”), for a purchase price of $862 million in cash.  An additional $194 million was paid by SOF-IX U.S. Holdings, L.P., a Delaware limited partnership and affiliate of the Company (“SCG”), in connection with SCG’s acquisition of certain assets of LNR and its subsidiaries immediately prior to the completion of the Acquisition, pursuant to a purchase and sale agreement among SCG, LNR and the Sellers.  A copy of the press release announcing the completion of the Acquisition is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The foregoing summary of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Unit Purchase Agreement, dated as of January 23, 2013 (the “Purchase Agreement”), among the Company, LNR and the Sellers.  A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2013 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of the Business Acquired

The audited consolidated financial statements of (i) LNR Property LLC and Subsidiaries as of December 31, 2010 and for the period from July 29, 2010 to December 31, 2010, and its predecessor, LNR Property Holdings, Ltd. and Subsidiaries, as of November 30, 2009 and for the period from December 1, 2009 to July 28, 2010 and for the year ended November 30, 2009 and (ii) LNR Property LLC and Subsidiaries, as of and for the years ended December 31, 2012 and 2011, in each case including the notes and the report of the independent auditors related thereto, were filed as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2013, respectively.

(b)                                 Pro Forma Financial Information

Starwood Property Trust, Inc. unaudited pro forma combined financial information, comprised of a pro forma combined balance sheet as of December 31, 2012 and a pro forma combined statement of income for the year ended December 31, 2012, and the related notes, were filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2013.

(d)                                 Exhibits

Exhibit Number	Description

2.1

Unit Purchase Agreement, dated January 23, 2013, by and among Starwood Property Trust, Inc., LNR Property LLC, Aozora Investments LLC, CBR I LLC, iStar Marlin LLC, Opps VIIb LProp, L.P. and VNO LNR Holdco LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on January 24, 2013)

99.1	Press Release of Starwood Property Trust, Inc. issued April 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2013	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1

Unit Purchase Agreement, dated January 23, 2013, by and among Starwood Property Trust, Inc., LNR Property LLC, Aozora Investments LLC, CBR I LLC, iStar Marlin LLC, Opps VIIb LProp, L.P. and VNO LNR Holdco LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on January 24, 2013)

99.1	Press Release of Starwood Property Trust, Inc. issued April 22, 2013